UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

ORION S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 City Plaza Drive, Suite 300 Spring, Texas 77389 (Address of principal executive offices, including zip code)

(281) 318-2959

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orion S.A. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 20, 2024. The Company’s shareholders approved and adopted all matters submitted to them at the General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 29, 2024.

The results of votes on the matters adopted by the Annual General Meeting are as follows:

Proposal 1(i)  Election of Ms. Kerry Galvin for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
43,715,255	3,526,368	4,522	4,024,407

Proposal 1(ii)  Election of Mr. Paul Huck for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
46,990,086	251,348	4,711	4,024,407

Proposal 1(iii)  Election of Ms. Mary Lindsey for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
47,043,521	198,102	4,522	4,024,407

Proposal 1(iv)  Election of Mr. Didier Miraton for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
47,034,286	207,080	4,779	4,024,407

Proposal 1(v)  Election of Mr. Yi Hyon Paik for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
45,886,988	1,354,635	4,522	4,024,407

Proposal 1(vi)  Election of Mr. Corning F. Painter for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
47,009,643	232,046	4,456	4,024,407

Proposal 1(vii)  Election of Mr. Dan F. Smith for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
46,602,321	639,302	4,522	4,024,407

Proposal 1(viii)  Election of Mr. Hans-Dietrich Winkhaus for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
47,007,577	234,046	4,522	4,024,407

Proposal 1(ix)  Election of Mr. Michel Wurth for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
45,879,627	1,361,498	5,020	4,024,407

Proposal 2  Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2023 (Say-on-Pay vote) as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
45,336,357	1,901,393	8,394	4,024,408

Proposal 3  Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2024 and ending on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
47,122,709	107,120	16,315	4,024,408

Proposal 4  Approval of the annual accounts of the Company for the financial year that ended on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,899,324	8,818	600,169	3,762,241

Proposal 5  Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,899,004	8,913	600,394	3,762,241

Proposal 6  Allocation of results of the financial year that ended on December 31, 2023, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,546,266.05.

For	Against	Abstentions	Broker Non-Votes
47,491,152	8,086	9,073	3,762,241

Proposal 7  Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
44,934,888	17,996	2,293,260	4,024,408

Proposal 8  Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
44,600,750	353,995	2,291,400	4,024,407

Proposal 9  Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2024.

For	Against	Abstentions
51,238,167	23,599	8,784

Proposal 10  Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2024.

For	Against	Abstentions
51,241,711	21,988	6,853

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION S.A.

Date: June 20, 2024	By:	/s/ Jeff Glajch
		Name:	Jeff Glajch
		Title:	Chief Financial Officer